Exhibit 99.1

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16th Annual
Roth Growth Stock
Conference

February 18, 2004

Riccardo Pigliucci CEO

Craig Kussman CFO

[LOGO]

Safe Harbor Preface

Statements in this presentation that are not strictly historical are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty. The company’s actual results may differ materially from those projected in the forward looking statements due to risks and uncertainties that exist in the company’s operations, development efforts and business environment, including integration of acquired businesses, quarterly sales variability, technological advances by competitors, and other risks and uncertainties more fully described in the company’s annual report on Form 10-K for the year ending December 31, 2002 filed with the Securities and Exchange Commission and in other SEC filings.

[LOGO]

Summary

•             Mission & strategy

•             Overview

•             Business Model

•             Achievements and expectations

Mission

To be the world leading,
technology driven,
drug Discovery Company
complementing
the internal capabilities of pharmaceutical
and biopharmaceutical companies

Company Overview

•             Global operations and customer base

•             IPO in 2000

•             About 250 employees

•             Locations in US and Europe & India

•             $49.8M LTM revenues

•             Strong balance sheet

•             $72.6M cash & short term investments

•             No debt

•             Cash flow positive

•             Uniquely positioned to benefit from the “race for new drugs” fueled by the genomic revolution

Quarterly rolling last 12 month revenue progression (in 000’s)

[CHART]

Market dynamics:
The “race for new Drugs”

•             Drivers

•             Industry growth rate expectations

•             Expiring patent portfolio

•             Declining drug exclusivity

•             Increasing R&D cost

•             Long development time effecting current and future profits

•             Industry impact

•             Consolidation

•             Resource shortage

•              Outsourcing

•             Increased  investments

•              Genomics

•              Proteomics

•              Chemistry

•              HTS

•              Informatics

•             The  Human Genome project:

•             Completed  in 2000

•             30,000 to 35,000 mainly unknown genes

•             5,000 to 10,000  potential targets vs 500 to date

•             Genetic code variations (SNPs) open the possibility for “pharmacogenomics”

•             The “Post Genomic era” : what needs to be done:

•             Identify the function of all genes

•             Determine their association with disease states

•             Determine which ones can be targeted with drugs

•             Discover and develop the Drugs !!

Global pharma R&D continues to grow

[CHART]

Source: EFPIA, PhRMA, VFA

The Essential Elements of Modern Pharmaceutical R & D

Disease State
Genomics Phase Genomic, Molecular & Cellular Biology		Development Phase Clinical Research
Target	Discovery Phase Lead Discovery & Optimization	Drug Candidate

Our target markets account for 24% of R&D

[CHART]

Source: PhRMA

Our addressable market

Total 2002 R&D	$51.8	billion

Percent of R&D(1)	24.2%

Total 2002 market	$12.5	billion

Estimated industry revenues	$560	million

Percent of market outsourced to service providers	4.5%

(1)          Includes markets currently addressed by DPI: synthesis and extraction, biological screening

Discovery Partners Offerings

Discovery Systems

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Crystallography	Chemistry Synthesis and Purification	Biological Screening

High throughput Technologies to accelerate Drug Discovery

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Crystallography	Chemistry Synthesis and Purification	Biological Screening

[GRAPHIC]
Discovery Systems Tool & Technologies

High throughput Technologies to accelerate Drug Discovery

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Crystallography	Chemistry Synthesis and Purification	Biological Screening

[GRAPHIC]
Discovery Systems Tool & Technologies

High throughput Technologies to accelerate Drug Discovery

Pharmaceutical & Biotechnology customers

Discovery Collaborations

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Structure Based Drug Design	Combinatorial and Medicinal Chemistry	High Throughput and High Content Screening

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Discovery Systems Tool & Technologies

Access to over 200 highly qualified scientists Discovery Collaborations

Pharmaceutical & Biotechnology customers

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Discovery Systems Tools & Technologies	Discovery Collaborations Centers of Excellence

Pharmaceutical & Biotechnology customers

Drug Discovery Platform

Integration of Proprietary Technologies and Scientific  Resources

[GRAPHIC]

Compound Collection
• Diverse, drug-like

Broad Assay Platform
Synthetic Chemistry		• Functional assays
• IRORI chemistry platform	Iterative process	ARCS Platform
• High-throughput purification	Hit enrichment	• ChemCard technology
• Synthesis protocols	Multiparallel profiling
	Quality enhancement	Data Analysis
Computational Tools	Process management	• Clustering
• Surface analysis		• Descriptor identification
• Docking algorithms		• Compound ranking
• Data handling and storage

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Discovery Systems Tools & Technologies	Discovery Collaborations Centers of Excellence

Pharmaceutical & Biotechnology customers

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Discovery Systems Tools & Technologies	Discovery Collaborations Centers of Excellence	Integrated Drug Discovery Centers of Excellence

Pharmaceutical & Biotechnology customers

INCREASING VALUE ADDED

Non-DPI Capabilities

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[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
Discovery Systems Tools & Technologies	Discovery Collaborations Centers of Excellence	Integrated Drug Discovery Centers of Excellence

Pharmaceutical & Biotechnology customers

Drug Discovery Deliverables

HTS, profiling, lead optimization, medicinal chemistry	PRE-CLINICAL CANDIDATES*

HTS and additional profiling	LEADS

Virtual screening Targeted libraries HTS	HITS

Tools, enabling technologies, databases, software systems

*            Optimized lead ready for efficacy testing in pre-clinical models and entrance into pre-clinical development

Operational Capacity

•>10 MM screening points/year		•>150,000 novel compounds purified per year

•>100,000 screens per scientist per day on µARCS		•>150 seasoned chemistry professionals
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•>800,000 compounds in screening library		•Millions of compounds and hundreds of protocols completed to date

•State-of-the-art high content screening

•Many promising targets and lead series progressed

Revenues evolution 1998-2003

[CHART]

DPI’s Proposition

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•Comprehensive capabilities

•From target characterization to candidate selection

•Experienced staff

Proven track records

•Leading edge technologies

•Design, high throughput synthesis & purification, screening

•Continual process improvement

•Constantly investing in the improvement of internal processes and infrastructure

Recent Major developments

•                  New Contract signed with Pfizer

•              Strategic evolution of the current relationship

•              Leverages DPI investments in synthesis and purification systems

•              Provides Pfizer with extremely fast hit follow up

•              Extends collaboration downstream in Pfizer’s Drug Discovery process

•              Two year term replacing contract signed in 2001

•              Neutral on total revenue expectations

•              Committed budget for 24 months

•             First 18 months not cancelable

•              Provides framework for longer term collaboration

Achievements and Expectations

•   FY 2003 Results

•   FY 2004 Guidance

•   Future outlook

P&L: 2003

(in $ millions)

Revenue	49.8
Cost of Revenue	31.7
Gross Margin	18.2
Gross Margin%	36%
R&D	2.6
SG&A	14.0
Restructuring Exp.	1.9
Amort. Def. Comp.	0.5
Total Expenses	18.9
Profit (Loss) from Ops	-0.7
OIN	1.8
Net Profit (Loss)	1.1

Change in Line Items Versus Prior Year
(in $ Millions)

[CHART]

Balance Sheet & Cash Flow

Twelve Months Ended December 31, 2003

Equity

[CHART]

Cash Flow

[CHART]

2003 Announcements

•   Financials:

•      Operating profit in Q3 and Q4

•      Positive net income and operating cash flow for the year  (including restructuring charges)

•   Operations:

•      Creation of Chemistry centers of excellence:

•    South San Francisco

•   library design and synthesis

•    San Diego

•    Medicinal Chemistry

•    Integrated Drug Discovery

•      Chemistry margin improvement initiative

•             Closure of Tucson facility

•             Establishment of offshore ops.in India

2003 Major announcements

•   Significant new contracts in Europe and Japan

•     Actelion

•     Novartis

•     Aventis

•      Seikagaku

•     Kyorin

•     Kirin

•     Celltech

•      Astra-Zeneca

•   Strategic collaboration with Bruker XAS for Crystal Farm distribution

•   Development of X-Kan project for GSK

•   New Contracts signed with Pfizer (Oct. 2003 & Feb.2004)

FY 2004 Guidance

•   Yearly guidance:

•      Revenues: $ 53M to $ 55.0M

•      GM: = or > 40% for the year (vs.36% in 2003)

•      R&D: Growth from 2003 to up to10% of revenues

•      SG&A: ~27% -28% of revenues

•      EPS: mid teens

•     Cash flow from operations: Positive

•   Q1 guidance:

•                       Significantly higher GM% due to quality of shippable backlog requiring at least 10% lower revenues than LY to achieve projected EPS of $0.02 -$0.04

Longer term goals

•    Strategic

•                       Continued investment in new technologies

•                       Continued M&A activity

•                       Continued emphasis on long term collaborations and integrated drug discovery

•                       Continue to broaden customer base to reduce dependence on Pfizer and maintain growth

•   Financial:(3-5 years @ > $ 100M revenues)

•                       15-20% pre-tax margin

•                       Increasing milestone payments and royalty opportunities from integrated drug discovery collaborations

Summary

•   Strategy

•                       Focused on technology driven drug discovery

•   Strong & proprietary technologies across drug discovery

•   Business model

•                       Multiple sources of revenues

•   Technology transfers

•   Focused Collaborations

•   Integrated drug discovery

•                       Diverse customer base

•   Major pharmaceutical companies

•   Biotech

•   Mid size Japanese

•                       Sustainable financials

•   Growing and profitable revenues

•   Strong cash position & cash flow positive

•   Upside for milestones and royalties

[GRAPHIC]

The Partner for Drug Discovery